PAYDEN/KRAVITZ CASH BALANCE PLAN FUND Adviser Class PKCBX	Summary Prospectus February 28, 2011 as supplemented March 7, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2011, are incorporated by reference into this summary prospectus.

 INVESTMENT OBJECTIVE:

The Fund seeks income and total returns consistent with preservation of capital.

 FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Other Expenses	0.89%
Distribution (12b-1)	0.25%
Total Annual Fund Operating Expenses	2.24%
Fee Waiver or Expense Reimbursement[1]	0.74%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.50%

[1] Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding interest and taxes) exceed 1.50%. This Agreement has a one-year term ending February 28, 2012; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$153	$629	$1,132	$2,517

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its long-term holdings. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely the Fund’s portfolio turnover rate will continue to exceed 100%.

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 PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.

ª	The Fund invests at least 80% of its total assets in a wide variety of debt instruments and income-producing securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (4) dividend-paying convertible stock; (5) convertible bonds and preferred stock; and (6) real estate investment trusts.

ª	The Fund may invest up to 40% of its total assets in securities rated below investment grade (commonly called “junk bonds”), or in securities that Payden/Kravitz determines to be of comparable quality. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or that Payden/Kravitz determines to be of comparable quality. Further information regarding credit ratings is set forth in Appendix A.

ª	The Fund may invest up to 40% of its total assets in securities issued by governments, agencies and instrumentalities of emerging market countries, and other issuers organized or headquartered in emerging market countries.

ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.

ª	The Fund invests in debt securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund may also invest in equity securities of publicly traded U.S. and foreign companies that are financially strong, well-established and world leaders in their industries. The Fund will generally choose its investments from the largest 3,000 U.S. companies ranked by market capitalization (total market price of outstanding equity securities). As with U.S. companies, the Fund seeks to invest in foreign companies that are financially strong, well-established and world leaders in their industries.

ª	The Fund may invest in derivative instruments, such as options contracts, futures contracts and swap agreements, to efficiently add specific sector, country, interest rate or style exposure to the Fund.

ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

 PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª	To the extent that the Fund invests in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings.

ª	Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets

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tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.

ª	As indicated above, even though the Fund may use derivative instruments as a hedging mechanism, these instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For further information, please see the disclosure on Derivative Instruments in the “More About Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section in this Prospectus.

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the 30-Year U.S. Treasury Bond Yield.

Year by Year Total Returns

During the two-year period, the Fund’s best quarter was 2nd Q 2009 (2.67%), and the worst quarter was 4th Q 2009 (–0.16%).

		Inception
Average Annual Returns Through 12/31/10	1 Year	(9/22/08)

Payden/Kravitz Cash Balance Plan Fund
Before Taxes	4.41%	4.08%
After Taxes on Distributions	3.79%	3.51%
After Taxes on Distributions and Sale of Fund Shares	2.87%	3.16%

30-Year U.S. Treasury Bond Yield	4.49%	3.78%
(The returns for the index are before any deduction for taxes, fees or expenses.)

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

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 MANAGEMENT:

Investment Adviser. Payden/Kravitz Investment Advisers LLC is the Fund’s investment adviser. Payden/Kravitz is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”).

Portfolio Managers. Brian Matthews, Scott Weiner and Daniel Kravitz serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst, is a Managing Principal of Payden, which he joined in 1986. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. Mr. Kravitz is President of Kravitz, which he founded in 2005.

 PURCHASE AND SALE OF FUND SHARES:

The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

 TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

 PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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